TREADCO, INC.
                         SEVENTH AMENDMENT AGREEMENT


     This Seventh Amendment Agreement dated as of March 27, 1997
("Agreement") is by and between Treadco, Inc., a Delaware corporation ("Borrower"), and Societe Generale, Southwest Agency ("Bank").

                                INTRODUCTION

     A. Pursuant to the Credit Agreement dated as of August 16, 1991, as amended by the First Amendment Agreement dated as of September 30, 1991, the Second Amendment Agreement dated as of November 30, 1993, the Third Amendment Agreement dated as of November 28, 1994, the Fourth Amendment Agreement dated as of March 14, 1995, the Fifth Amendment Agreement dated as of August 31, 1995, and the Sixth Amendment Agreement dated as of June 28, 1996 (as amended, the "Credit Agreement"), each by and between the Borrower and the Bank, the Bank agreed to provide Advances to the Borrower in an aggregate principal amount outstanding at any time of up to $20,000,000.

     B. The Borrower has requested that the Bank amend the facility to provide for a covenant modification as set forth herein.

     THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties set forth herein, and for other good and valuable consideration, the Borrower and the Bank hereby agree as follows:

     Section 1. Definitions; References. Unless otherwise defined in this Agreement, each capitalized term used in this Agreement has the meaning given to such term in the Credit Agreement.

     Section 2. Amendment. The Credit Agreement is hereby amended as follows:

     (a) Section 1.1 is amended by deleting the phrase" plus three quarters of one percent (3/4%)" in the defined term "LIBO Rate" and by substituting therefor the phrase "plus one and one quarter percent (1 1/4%)".

     (b) Section 7.1(c) is amended by restating such Section in its entirety as follows:

     (c) The Borrower will not permit the ratio of its (i) income from operation before interest and taxes to (ii) consolidated interest expenses to be less than: (A) .75 to 1.0 for the three month period ending as of the last Business Day of June, 1997, (B) 1.5 to 1.0 for the six month period ending as of the last Business Day of September, 1997, (C) 1.5 to 1.0 for the nine month period ending as of the last Business Day of December, 1997, and (D)
2.0 to 1.0 for the twelve month period ending as of the last Business Day of each calendar quarter thereafter commencing with the quarter ending March, 1998.

     Section 3. Representations and Warranties. The Borrower represents and warrants to the Bank that:

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     (a)  the Liens created by the Security Agreement in favor of the Bank are valid and subsisting;

     (b) any representations and warranties set forth in the Credit Agreement, as amended by this Agreement, and in the Security Agreement are true and correct as of the date of this Agreement;

     (c) the execution, delivery and performance of the Credit Agreement, as amended by this Agreement, is within the power and authority of the Borrower and has been duly authorized by appropriate proceedings and constitute a valid legally binding agreement of the Borrower enforceable in accordance with its terms; and

     (d) as of the date of this Agreement, no Default has occurred and is continuing.

     Section 4. Effectiveness. This Agreement shall become effective as of the date hereof when the Bank shall have received a counterpart of this Agreement, together with a Secretary's Certificate of the Borrower certifying the incumbency and true signature of the officer of the Borrower authorized to sign this Agreement.

     SECTION 5. CHOICE OF LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

     Section 6. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall constitute one and the same instrument.

     Section 7. Entire Agreement. PURSUANT TO SECTION 26.02 OF THE TEXAS BUSINESS AND COMMERCE CODE, A LOAN AGREEMENT IN WHICH THE AMOUNT INVOLVED IN THE LOAN AGREEMENT EXCEEDS $50,000 IN VALUE IS NOT ENFORCEABLE UNLESS THE LOAN AGREEMENT IS IN WRITING AND SIGNED BY THE PARTY TO BE BOUND OR THAT PARTY'S AUTHORIZED REPRESENTATIVE.

     THE RIGHTS AND OBLIGATIONS OF THE PARTIES TO AN AGREEMENT SUBJECT TO THE PRECEDING PARAGRAPH SHALL BE DETERMINED SOLELY FROM THE WRITTEN LOAN AGREEMENT, AND ANY PRIOR ORAL AGREEMENTS BETWEEN THE PARTIES ARE SUPERSEDED BY AND MERGED INTO THE LOAN AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS WRITTEN AGREEMENT AND THE LOAN DOCUMENTS, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     EXECUTED as of the 27th day of March, 1997.

                                   TREADCO, INC.

								   s/ Donald L. Neal
                                   ---------------------------------------
                                   By: Donald L. Neal
                                   Title: Sr Vice President - CFO

                                   SOCIETE GENERAL, SOUTHWEST AGENCY

								   s/ Louis P. Laville, III
                                   ----------------------------------------
                                   By: Louis P. Laville, III
                                   Title: Vice President

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